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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K





                                 Current Report
                        Pursuant to Section 13 or 15(d)
                                     of the
                        Securities Exchange Act of 1934



       Date of Report (Date of Earliest Event Reported):  August 8, 1994



                           Commonwealth Equity Trust
                           -------------------------
             (Exact Name of Registrant as Specified in its Charter

                                   California
                                   ----------
                 (State or Other Jurisdiction of Incorporation)


     0-9097                                                      94-2255677
- - ----------------                                            --------------------
(Commission File                                                (I.R.S. Employer
Number)                                                   Identification Number)



705 University Avenue, Sacramento, California                         95825
- - ---------------------------------------------                       ----------
 (Address of Principal Executive Offices)                           (Zip Code)

                                 (916) 929-8244
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
                                 --------------
         (Former Name or Former Address, if Changed Since Last Report)





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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         (a)  Not applicable.

         (b) An order confirming the Third Amended Plan of Reorganization, as Modified (the "Plan") has been entered by a court having jurisdiction over substantially all of the assets and business of Commonwealth Equity Trust (the "Company").

              i) The Plan was confirmed and an order entered by the U.S. Bankruptcy Court for the Eastern
                   District of California (Sacramento Division).

              ii) The order confirming the Plan was entered by the Bankruptcy Court on August 8, 1994.

              iii) The following is a summary of the material
                   features of the Plan. Capitalized terms used in the summary but not defined shall have the meaning given for such terms in the Plan. A copy of the Plan is attached hereto as described in Item 7(a) below.

                   I.  OVERVIEW OF THE PLAN

                       Pursuant to the terms of the Plan,
                       Reorganized CET will emerge from
                       Chapter 11 and retain almost all of
                       its properties and assets.
                       Virtually all of the Company's
                       creditors will have their debts
                       restructured.  The Pacific Mutual
                       Lenders have an Allowed Claim for
                       $79,000,000.  Under the Plan, the
                       Pacific Mutual Lenders will receive
                       secured notes in the amount of
                       $40,000,000 and New CET Preferred
                       Stock of $22,500,000.

                            Reorganized CET will issue about
                       5,000 shares of New CET Common
                       Stock.  About 2,550,000 shares (or
                       51%) of New CET Common Stock will be
                       distributed to the Pacific Mutual
                       Lenders.  About 2,450,000 shares (or
                       49%) will be available for holders
                       of Old CET Common Stock and those
                       persons who formerly owned Old CET
                       Common Stock and have an Allowed
                       Claim for damages from the purchase
                       and sale of the stock (Classes
                       17(a), 17(b), 18(a), and 18(b)).


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                                        There are currently about
                                    25,000,000 shares of Old CET Common Stock outstanding, which shares are held by about 29,000 shareholders. The
                                    Plan will have the effect of an
                                    approximately 10 for 1 reverse stock
                                    split, that is, for approximately
                                    every 10 shares of Old CET Common
                                    Stock, a person will receive 1 share
                                    of New CET Common Stock.

                                        Persons who hold 1,000 shares or less
                                    of Old CET Common Stock may elect to
                                    receive $.20 cash for each share of
                                    Old CET Common Stock.  Persons who
                                    hold more than 1,000 shares of Old
                                    CET Common Stock may not elect to
                                    receive cash and must accept New CET
                                    Common Stock in exchange for their
                                    existing shares.

                                        Each shareholder must return to the
                                    Stock Transfer Agent his or her Old
                                    CET Common Stock within one year
                                    after the Effective Date of the Plan
                                    or be forever barred from receiving
                                    a distribution under the Plan.  The
                                    Plan will take effect on October 1,
                                    1994.

                                        The initial Board of Trustees of
                                     Reorganized CET will have 5 members,
                                     each of whom will hold office for
                                     one year, and each of whom will be
                                     elected as follows:  1 member will
                                     be selected by the holders of the
                                     New CET Preferred Stock (initially,
                                     the Pacific Mutual Lenders); 1
                                     member will be Frank Morrow, as
                                     elected by the Company; and 3
                                     members will be selected by a
                                     selection committee.  Except for
                                     Frank Morrow, no member of the Board
                                     may be a past or present employee,
                                     trustee, director, or member of the
                                     Pacific Mutual Lenders, any
                                     Committee in the Chapter 11 case, or
                                     the Company.  The selection
                                     committee includes 1 representative
                                     from the Equity Security Holders'
                                     Committee, 2 representatives from
                                     the Pacific Mutual Lenders and Frank
                                     Morrow (as a non-voting
                                     representative).

                                        After the first year, the Board of
                                      Trustees of Reorganized CET will be
                                      selected as follows:  1 member will
                                      be



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                                    elected by the holders of New CET
                                    Preferred Stock, and 4  members will be
                                    elected by the holders of New CET Common
                                    Stock.

                               II.  HOW THE PLAN WILL WORK FOR CURRENT
                                    AND  FORMER CET SHAREHOLDERS

                                    A. Selected Plan
                                       Definitions.
                                       Old CET Common Stock:  All common stock
                                       and trust shares of the Company which
                                       were issued and outstanding or authorized prior to August 8, 1994.

                                       Old CET Securities:  All warrants,
                                       options, trust certificates or other
                                       equity securities of the Company which
                                       were issued and outstanding or
                                       authorized prior to August 8, 1994,
                                       other than the Old CET Common Stock.

                                       Old CET Common Stock Record Date:
                                       June 9, 1994, the date established by the Bankruptcy Court for determining the record owners of Old CET Common Stock for purposes of voting on, and receiving distributions under, the Plan.

                                    B. Classification of Current and
                                       Former CET Shareholders.

                                       The Plan divides current and former
                                       shareholders of the Company into the
                                       following four classes:

                                       Class 17 (a) (Claims By Former CET
                                       Shareholders):  This class includes
                                       every Allowed Claim arising from a
                                       request for rescission of a purchase or
                                       sale of Old CET Common Stock or for
                                       damages arising from such a purchase or
                                       sale, or for reimbursement or
                                       contribution, which claim is held by a
                                       person who does not own, as of the Old
                                       CET Common Stock Record Date, the Old



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                                       CET Common Stock which forms the
                                       basis of such claim.

                                       Class 17 (b) (Claims By Current CET
                                       Shareholders):  This class includes
                                       every Allowed Claim arising from a
                                       request for the rescission of a purchase or sale of Old CET Common Stock or for damages arising from such a purchase or sale, or for reimbursement or contribution, which claim is held by a person who owns, as of the Old CET Common Stock Record Date, the Old CET Common Stock which forms the basis of such claim.

                                       Class 18(a):  This class consists of
                                       those persons who hold 1,000 or less
                                       shares of Old CET Common Stock on the
                                       Old CET  Common Stock Record Date.

                                       Class 18(b):  This class consists of
                                       those persons who hold more than 1,000
                                       shares of Old CET Common Stock on the
                                       Old Common Stock Record Date.

                                       C.  Treatment of Current and Former CET
                                       Shareholders:

                                       Class 18(a):  Distributions to persons
                                       holding 200 or less shares of Old CET
                                       Common Stock:  Except as provided in
                                       Section G below, each person in Class
                                       18(a) who holds no more than 200 shares
                                       of Old CET Common Stock will receive
                                       $.20 per share for each share of his or
                                       her Old CET Common Stock, unless the
                                       person elects by ballot to receive a pro rata distribution of New CET Common Stock instead of cash.

                                       Class 18(a):  Distributions to persons
                                       holding between 201 and 1,000 shares of
                                       Old CET Common Stock:  Each person in
                                       Class 18(a) who holds between 201 and
                                       1,000 shares of Old CET Common Stock
                                       will receive a pro rata distribution of



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                       New CET Common Stock, unless the
                       person elects by ballot to receive
                       $.20 per share for each share of
                       his or her Old CET Common Stock
                       instead of and in lieu of the New
                       CET Common Stock.

                       Class 18(b):  Each person in Class
                       18(b) who holds more than
                       1,000 shares of Old CET
                       Common Stock will receive a
                       pro rata distribution of New
                       CET Common Stock.

                       Class 17(a):  The Plan provides that
                       every Allowed Claim in Class
                       17(a) will be subordinated to
                       creditors and will have the
                       same priority as the holders
                       of Old CET Common Stock in
                       Classes 18(a) and 18(b).
                       Persons in Class 17(a) will
                       receive distributions of cash
                       or New CET Common Stock
                       calculated on the same basis
                       as distributions of cash or
                       New CET Common Stock made to
                       the shareholders in Classes
                       18(a) and 18(b).  Each
                       distribution to Class 17(a)
                       will be based on the number
                       of shares of Old CET Common
                       Stock involved in the
                       purchase or sale transaction
                       which is the basis of the
                       alleged claim, without regard
                       to the dollar amount of
                       damages, if any, alleged in
                       such claim.

                       Class 17(b):  Every Allowed Claim in
                       Class 17(b) will be
                       subordinated to creditors and
                       will have the same priority
                       as the holders of Old CET
                       Common Stock in Classes 18(a)
                       and 18(b).  Persons in Class
                       17(a) will receive
                       distributions of cash or New
                       CET Common Stock calculated
                       on the same basis as
                       distributions of cash or New
                       CET Common Stock made to
                       shareholders in Classes 18(a)
                       or 18(b).  However, only one
                       distribution will be made on
                       account of each share of Old
                       CET Common Stock with respect
                       to which the same person
                       asserts both a Class 17(b)
                       claim and a Class 18(a)


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                                        or 18(b) equity interest.  Each
                                        distribution to Class 17(b)
                                        will be based on the number
                                        of shares of Old CET Common
                                        Stock involved in the
                                        purchase or sale transaction
                                        underlying the claim, without
                                        regard to the dollar amount
                                        of damages, if any, alleged
                                        in the claim.

                                    D.  Number of Shares of New CET
                                        Common Stock To Be
                                        Distributed.  The formula for
                                        calculating the number of
                                        shares to be issued is
                                        somewhat complicated.
                                        However, the number of shares
                                        of New CET Common Stock to be
                                        distributed to each person in
                                        Classes 17(a), 17(b), 18(a)
                                        or 18(b) is expected to be
                                        about 1 share of New CET
                                        Common Stock for every 10
                                        shares of Old CET Common
                                        Stock.  The shares of New CET
                                        Common Stock ultimately held
                                        by Classes 17(a), 17(b),
                                        18(a) and 18(b) may be less
                                        than 49% of the total, after
                                        giving effect to the cash
                                        redemptions.

                                    E.  Cash Payments.  Any cash
                                        payments to the persons in
                                        Classes 17(a), 17(b) or 18(a)
                                        may or may not be made, at
                                        the option of the Plan
                                        proponents, depending on the
                                        cash requirements of
                                        Reorganized CET on the
                                        Effective Date of the Plan.
                                        In the event any person in
                                        Classes 17(a), 17(b) or 18(a)
                                        does not receive the cash
                                        payment which he or she
                                        elected, each such person
                                        will receive instead a pro
                                        rata distribution of New CET
                                        Common Stock.

                                    F.  No Distribution of Fractional
                                        Shares or Dollars.  All
                                        distributions of cash will be
                                        rounded up or down to the
                                        nearest whole dollar and all
                                        distributions of New CET
                                        Common Stock will be rounded
                                        up or down to the nearest
                                        whole number of shares.



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                                        G.  No De Minimis Distribution.
                                            Pursuant to Rule 3010 of the
                                            Federal Rules of Bankruptcy
                                            Procedure, there will be no
                                            distribution to persons in
                                            Classes 17(a), 17(b) or 18(a)
                                            if the claim or interest is
                                            based on less than 25 shares
                                            of Old CET Common Stock or
                                            would result in less than a
                                            $5.00 distribution.  This is
                                            to protect Reorganized CET
                                            from the administrative
                                            burden of accounting for and
                                            processing minimal amounts
                                            for which the cost to
                                            Reorganized CET is likely to
                                            exceed the benefit to the
                                            present or former
                                            shareholder.  The value of
                                            the New CET Common Stock
                                            would hardly be in excess of
                                            postage costs alone, and the
                                            cost of trading or servicing
                                            small share amounts would not
                                            be economical to the
                                            shareholders.

                                        H.  Cancellation of Old CET Common
                                            Stock.  All Old CET Common
                                            Stock and old CET securities
                                            will be cancelled and
                                            terminated under the Plan.
                                            Any person in Classes 18(a),
                                            18(b) or 17(b) who does not
                                            submit his or her original
                                            certificates of Old CET
                                            Common Stock to Reorganized
                                            CET's Stock Transfer Agent
                                            within one year of the
                                            Effective Date of the Plan
                                            will forfeit the right to
                                            receive any cash redemption
                                            or any New CET Common Stock
                                            under the Plan.

                          (4) The Company has 25,093,426 shares of common stock outstanding. Pursuant to the terms of the Plan, all outstanding shares of common stock will be terminated and cancelled, and approximately 2,450,000 shares of new common stock issued in its place. In addition, 2,550,000 shares of new common stock, and 11,250,000 shares of preferred stock, representing 100% of the Company's preferred stock, will be issued to the Pacific Mutual Lenders.



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                          (5)     Information as to the Company's assets and
                                  liabilities is attached hereto as described in Item 7(b) below.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

                 99.1 Third Amended Plan of Reorganization, as Modified, of Commonwealth Equity Trust, as required pursuant to
                          Item 3(b)(3).

                 99.2 Commonwealth Equity Trust and Affiliates Consolidated Condensed Balance Sheets as of June 30, 1994 and September 30, 1993, as required pursuant to Item 3(b)(5).





                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  COMMONWEALTH EQUITY TRUST


                                  By:  /s/ Frank A. Morrow
                                     ----------------------------------------

                                  Name:    Frank A. Morrow
                                        -------------------------------------
                                  Title:   Chief Executive Officer
                                         ------------------------------------


Date:  August 8, 1994





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